Consolidated statements of other comprehensive income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Consolidated statements of other comprehensive income
Profit for the year	$ 29,494	$ 26,363	$ 18,707
Items that are or may be reclassified subsequently to statement of profit or loss
Cash flow hedges – effective portion of changes in fair value – net of tax	(4,452)	2,320	(4,736)
Cash flow hedges – reclassified to profit or loss – net of tax	888	828	1,576
Cash flow hedges – ineffective portion reclassified to profit or loss – net of tax	0	(490)	0
Translation adjustments of foreign operations	(28,807)	10,725	(3,210)
Total other comprehensive income (loss)	(32,371)	13,383	(6,370)
Total comprehensive income (loss) for the year	(2,877)	39,746	12,337
Total comprehensive income (loss) attributed to
Owners of the Company	(2,877)	39,746	12,337
Total comprehensive income (loss) for the year	$ (2,877)	$ 39,746	$ 12,337